AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON November 30, 2010

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 117	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 122	☒

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on _______________, pursuant to paragraph (b) of Rule 485; or
☐60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☒ on January 31, 2011  pursuant to paragraph (a)(1) of Rule 485; or
☐75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on  __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS
January xx, 2011

Victoria 1522 Fund
Advisor Class (VMDAX)
Institutional Class (VMDIX)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Victoria 1522 Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	5
MANAGEMENT OF THE FUND	10
DISTRIBUTION PLAN	11
YOUR ACCOUNT WITH THE FUND	11
DIVIDENDS AND DISTRIBUTIONS	19
FINANCIAL HIGHLIGHTS	19
FEDERAL INCOME TAX CONSEQUENCES	20

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is January XX, 2011.

SUMMARY SECTION

Investment Objective

Victoria 1522 Fund (the “Fund”) seeks long-term capital growth.  There is no assurance that the Fund will achieve its objective.  The Fund’s investment objective may be changed without shareholder approval.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee or overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution (Rule 12b-1) fee	1.15% 0.25%	1.15% None
Other expenses	1.99%	1.99%
Total annual fund operating expenses	3.39%	3.14%
Fee waiver and/or expense reimbursements	(1.49%)	(1.49%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.90%	1.65%

[1]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.90% and 1.65% of average daily net assets for Advisor Class and Institutional Class Shares, respectively.  This agreement is in effect until January 31, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$193	$903	$1,637	$3,576
Institutional Class	$168	$829	$1,515	$3,345

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, including common and preferred stocks, of companies in “emerging market countries.”  Emerging market countries are those countries that are considered to be developing by the World Bank or the International Finance Corporation, or are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  The Fund’s advisor considers a company to be in an emerging market country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, an emerging market country, or if the company derives at least 50% of revenues or net profits from, or has at least 50% of assets or production capacities in, an emerging market country.

The Fund will invest in “mainstream” emerging market countries, which the Fund’s advisor defines as those countries that are included in the standard MSCI emerging markets index or comparable indices.  The Fund may also invest in “frontier” emerging market countries, which the advisor defines as those countries that are included in the MSCI Frontier Markets Index or comparable indices.

In addition to its main investments, the Fund may invest up to 20% of its net assets in emerging market government and corporate bonds of any quality and any range of maturity.  The Fund may also invest up to 20% of its net assets in companies domiciled in the United States, Canada, Japan, Australia and other developed economies, including those located in Western Europe.  Up to 15% of the Fund’s net assets may be invested in illiquid securities.  The Fund may invest in derivative instruments, including country index futures and swaps or currency forwards, and it may also invest in synthetic foreign equity securities, including warrants, participation notes, and equity-linked notes.

The Fund will invest in large, mid and small capitalization emerging market companies.  The Fund intends to invest in at least three countries and 20 companies.

The Fund’s advisor employs a rigorous fundamental approach in evaluating countries, industries, and companies.  The factors considered by the advisor in country selection include the outlook for economic growth, inflation, interest rates, currency, and political stability.  In assessing industries, the advisor considers global supply and demand conditions, the outlook for pricing and unit volume growth, market share, capacity utilization rate, and the capacity expansion plans of firms operating within the sector.  Lastly, company research is based on original, fundamental research conducted by the advisor’s research team.

The Fund will purchase a stock when the Fund’s advisor believes the stock is undervalued and the prospects of the industry and/or country in which the company operates are favorable.   The Fund will sell a security when the security has reached the advisor’s price target, the outlook for the stock’s industry or country deteriorates, or when the advisor finds better investment opportunities.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk

The Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market.
•	Foreign Securities Risk
Prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in exchange rates and interest rates in foreign countries may adversely affect share prices.
•	Emerging Market Risk
The Fund may be exposed to changes in economic and political factors in the emerging market countries in which it invests.  Most emerging market economies are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies.
•	Emerging Market Debt Risk
Emerging market debt risk is affected by a country’s credit rating, political environment, and the yield spread of emerging market debt over U.S. Treasuries.  Trade flows and foreign debt repayment schedules may affect a country’s exchange rate and the yield curve.  If interest rates rise, the price of bonds will decline, making emerging market debt less appealing.  Political instability may lead to higher interest rates, affecting country risk and credit rating.
•	Frontier Market Risk
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The Gulf countries of Bahrain, Kuwait, Oman, Qatar, and the UAE constitute a high percentage of the MSCI Frontier Markets Index.  Thus, changes in the price of oil have a direct and significant effect on these economies, i.e., if the price of oil increases, these countries benefit; and if the price of oil declines, these countries would be adversely affected.
•	Non-Investment Grade Risk
Investment in non-investment grade debt securities involves greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.
•	Portfolio Turnover Risk
The Fund’s turnover rate may exceed be high.  A high turnover rate (100% or more) may lead to higher transaction costs and may result in a greater number of taxable transactions, and it may negatively affect the Fund’s performance.
•	Small or Mid-Cap Company Risk
Investments in securities of small and mid-sized companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.
•	Synthetic Foreign Equity Securities Risk
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value.  These instruments may also be subject to liquidity risk, non-U.S. equity securities risk and currency risk.

See the “Principal Risks of Investing” section on page XXX for a more detailed description of the above risks.

Performance

The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of broad-based market indices.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return for Institutional Class

[Bar chart for 2009 I class return: 82.15%. 2010 bar chart return: pending]

Institutional Class
Highest Calendar Quarter Return at NAV	XXX%	Quarter Ended X/X/XX
Lowest Calendar Quarter Return at NAV	(XXX)%	Quarter Ended X/X/XX

Average Annual Total Returns as of December 31, 2010	One Year	Since Inception^
Institutional Class - Return Before Taxes	XXX%	XXX%
Institutional Class - Return After Taxes on Distributions*	XXX%	XXX%
Institutional Class - Return After Taxes on Distributions and Sale of Fund Shares*	XXX%	XXX%
Advisor Class - Return Before Taxes	XXX%	XXX%
MSCI Emerging Markets Index(1)**	XXX%	XXX%
MSCI Emerging Markets + Frontier Index(2)**	XXX%	XXX%
MSCI Emerging Markets Investable Market (IMI) Index(3)**	XXX%	XXX%

^	Inception Date: October 1, 2008.

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**	Index returns do not reflect deduction for fees, expenses or taxes.

(1)	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

(2)	The MSCI Emerging Markets + Frontier Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging and frontier markets.

(3)
The MSCI Emerging Markets Investable Market (IMI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  This index provides coverage of large, mid, and small cap segments by targeting up to 99% coverage of the free-float adjusted market capitalization in each of those market segments, subject to minimum investability criteria and a universal minimum size range.

Investment Advisor

Victoria 1522 Investments, LP (the “Advisor”)

Portfolio Manager

Josephine S. Jiménez, CFA has served as the portfolio manager of the Fund since its inception on October 1, 2008.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Advisor Class
Direct Regular Accounts	$2,500	$250
Traditional and Roth IRA Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Institutional Class
All Accounts	$1,000,000	$25,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is long-term capital growth.  There is no assurance that the Fund will achieve its objective.  The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, including common and preferred stocks, of companies in “emerging market countries.”  Emerging market countries are those countries that are considered to be developing by the World Bank or the International Finance Corporation, or are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Emerging market countries are typically located in Asia, Africa, Caribbean and Central America, South America, Eastern Europe, and the Middle East.  The Advisor considers a company to be in an emerging market country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, an emerging market country, or if the company derives at least 50% of revenues or net profits from, or has at least 50% of assets or production capacities in, an emerging market country.  The Fund will invest in shares of emerging market companies traded in the local stock exchanges of emerging market countries and in American, Canadian, European, and Global Depository Receipts, which are certificates issued by a bank or trust company that represent ownership in the underlying securities of emerging market companies.

The Fund will invest in “mainstream” emerging market countries, which the Advisor defines as those countries that are included in the standard MSCI emerging markets index or comparable indices.  The Fund may also invest in “frontier” emerging market countries, which the Advisor defines as those countries that are included in the MSCI Frontier Markets Index or comparable indices.

In addition to its main investments, the Fund may invest up to 20% of its net assets in emerging market government and corporate bonds of any quality and any range of maturity.  The Fund may also invest up to 20% of its net assets in companies domiciled in the United States, Canada, Japan, Australia and other developed economies, including those located in Western Europe.  Up to 15% of the Fund’s net assets may be invested in illiquid securities.  The Fund may invest in derivative instruments, including country index futures and swaps or currency forwards, and it may also invest in synthetic foreign equity securities, including warrants, participation notes, and equity-linked notes.

The Fund will invest in large, mid and small capitalization emerging market companies.  For purposes of the Fund’s investments, emerging markets large cap companies are generally those with market capitalization of at least USD 5 billion, mid-cap companies are generally those with market capitalization of between USD 1.5 billion and USD 5 billion, and small cap companies are generally those with market capitalization of less than USD 1.5 billion. The Advisor will select stocks based on investment merit, rather than market capitalization.  The Fund intends to invest in at least three countries and 20 companies.

The Advisor employs a rigorous fundamental approach in evaluating countries, industries, and companies.  The factors considered by the advisor in country selection include the outlook for economic growth, inflation, interest rates, currency, and political stability.  In assessing industries, the advisor considers global supply and demand conditions, the outlook for pricing and unit volume growth, market share, capacity utilization rate, and the capacity expansion plans of firms operating within the sector.  Lastly, company research is based on original, fundamental research conducted by the advisor’s research team.  As part of their due diligence, the Advisor’s research analysts travel to emerging market countries to meet with corporate officers, visit production plants, and meet with officers of the countries’ central banks and ministries of finance.

The Fund will purchase a stock when the Advisor believes the stock is undervalued and the prospects of the industry and/or country in which the company operates are favorable.   The Fund will sell a security when the security has reached the Advisor’s price target, the outlook for the stock’s industry or country deteriorates, or when the advisor finds better investment opportunities.

When the Advisor believes equity and/or bond market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

Principal Risks of Investing

As with all mutual funds, investing in the Fund involves certain risks.  You may lose money if you invest in the Fund.  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

You should consider the risks described below and the information set forth in the Statement of Additional Information (“SAI”) before you decide to invest in the Fund.

•
Market Risk  The market value of a security may go up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than it was at the time of purchase.  Market risk applies to individual securities, a particular sector, the entire market and the economies upon which each market relies.

•
Portfolio Turnover Risk  The Fund may trade actively and frequently to achieve its objective.  This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Fund’s costs, which would affect the Fund’s performance over time.

Risk of Investing in Foreign Securities

The Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country.  Emerging market economies and political systems may be less stable than in the United States.  Moreover, changes in currency exchange rates may affect the value of the Fund’s foreign assets.  Laws and accounting standards in emerging markets typically are not as comprehensive as in the U.S., and there may be less publicly available information on emerging market companies.  In addition, emerging market securities may be less liquid and have fewer transactions than in U.S. securities markets.  Investments in emerging market countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement delays or restrictions affecting repatriation of capital to the U.S.  To the extent that the Fund invests a significant portion of its assets in a particular geographic area (for instance, Eastern Europe or Asia), the Fund will have a higher exposure to economic risks in that region.

•
Non-U.S. Equity Securities  Non-U.S. equity securities, in general, may involve additional risks related to political, economic or regulatory conditions.  Information may not be readily available about emerging market companies.  Furthermore, emerging market companies generally are not subject to the same accounting, auditing and financial reporting standards or to regulatory practices and requirements observed by companies in the United States.

•
Emerging Market Countries  Investments in emerging or developing markets involve exposure to economic structures that are less mature and to political systems which generally have less stability than those existing in the developed countries.  These securities are particularly subject to a risk of loss from political instability.  Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement.  The volatility of emerging markets share prices can be significantly higher than that of other equity asset classes.

•
Frontier Market Countries  Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
The Gulf countries of Bahrain, Kuwait, Oman, Qatar, and the UAE constitute a high percentage of the MSCI Frontier Markets Index.  Thus, changes in the price of oil have a direct and significant effect on these economies, i.e., if the price of oil increases, these countries benefit; and if the price of oil declines, these countries would be adversely affected.

•
Non-U.S. Debt Securities  The Fund’s non-U.S. debt securities are typically obligations of sovereign governments and corporations.   Trade flows and foreign debt repayment schedules may affect a country’s exchange rate and the yield curve.  If interest rates rise, the price of bonds will decline.  Political instability may lead to higher interest rates, affecting country risk and credit rating.

•
Emerging Markets Debt  The Fund’s emerging markets debt securities may include obligations of governments and corporations.  These securities are particularly subject to a risk of default from political instability.  There is also the risk that an emerging market’s debt securities will be downgraded in credit rating or go into default.

•
Currency Risk  Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the U.S. or abroad.  As a result, the Fund’s investments in non-U.S. Dollar-denominated securities and currencies may reduce the returns of the Fund.

•
Synthetic Foreign Equity Securities (also referred to as International Warrants, Participation Notes or Equity Linked Notes)  International warrants are a form of derivative security issued by foreign companies and financial institutions that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities.  Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value.  These instruments may also be subject to liquidity risk (i.e., the risk that an active market for an instrument will not develop or that an instrument will stop being traded actively, making it difficult to dispose of the instrument at a time of the Advisor’s choosing), non-U.S. equity securities risk and currency risk.  In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly.  In addition, the exercise or settlement date may be affected by certain market disruption events that could cause the local access products to become worthless if those adverse events continue.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not exactly replicate the performance of the foreign companies or foreign securities markets that are being replicated due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that are being replicated. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that are being replicated. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will default on its contractual obligation to complete the transaction with the Fund.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks.  Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity linked note may also provide periodic interest payments to holders at either a fixed or floating rate.  Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, since they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.  Equity linked notes are also subject to credit risk and counterparty risk.

Risks of Investing in Small or Mid-Cap Companies

The following risks are common to all mutual funds that invest in small-capitalization or mid-capitalization companies. Small capitalization stocks in emerging markets are generally defined as those with a market capitalization of less than USD $1.5 billion and mid-cap companies are those with a market capitalization of between USD $1.5 billion and USD $5 billion, respectively.

As a general rule, investments in the stock of small or mid-cap companies are more risky than investments in the stock of larger companies for the following reasons, among others:

·	Early Development Stage Small or mid-cap companies may be in early stages of development;

·	Limited Product Line Small or mid-cap companies tend to have less diversified product lines and business activities, which make them more susceptible to setbacks, downturns or competitive threats;

·	Illiquidity The stock of small or mid-cap companies may be traded less frequently or in limited volume compared to that of larger companies;

·	Lack of Proven Track Record Due to their often limited operating history, small and mid-cap companies may lack a proven track record;

·	Limited Resources Small or mid-cap companies may have limited financial resources or may depend on a small group of key managers; and

·
Volatility  The stock price of small or mid-cap companies may suffer severe price declines during periods of generally declining stock prices and tend to be more adversely affected by poor economic and market conditions.

Derivatives (Country Index Futures, Swaps and Currency Forwards)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  A fund investing in a derivative instrument could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which the Fund would not be subject, if these strategies are not utilized.  If derivatives are utilized and the Advisor’s predictions of movements in the direction of the securities, currencies or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not implemented.  Risks inherent in the use of futures contracts, options on futures contracts, forwards and swaps include:  (i) dependence on the Advisor’s ability to correctly predict the direction of movements in interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for swaps, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the credit default swap is based and (vii) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintains “cover” or collateral securities in connection with the use of certain derivatives.  The Fund could lose the entire amount it invests in futures.  The loss from investing in other derivatives is potentially unlimited.  There also is no assurance that a liquid secondary market will exist for futures contracts and options in which the Fund may invest.  The Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Regulatory requirements for the Fund to set aside assets to meet its obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or may necessitate the Fund to sell securities at a disadvantageous time.  The Fund may also be unable to close out its derivatives positions when desired.  Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses.  Certain derivatives have the potential for unlimited loss.

The Fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund’s investment objective and strategies.  The Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date.  A forward contract involves an obligation to purchase or sell a specific currency.  Forward currency contracts are subject to the risk that if forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI dated January XX, 2011.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, Victoria 1522 Investments, LP, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).  The Advisor was founded in 2007 and its principal address is 244 California Street, San Francisco, CA  94111.  The Advisor is registered with the U.S. Securities and Exchange Commission ("SEC").

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee listed below, calculated daily and payable monthly of the Fund’s average daily net assets:

Fund	Annual Fee
Victoria 1522 Fund	1.15%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Annual Report dated September 30, 2010.

Portfolio Manager

Josephine S. Jiménez, CFA, is responsible for the day-to-day management of the Fund.

Josephine S. Jiménez, CFA, President, Chief Investment Officer and Portfolio Manager of the Advisor has served as portfolio manager of the Fund since its inception. From 1982 through 1987, Josephine Jiménez worked as an analyst of U.S. equities at MassMutual and later, Shawmut Bank.  In 1988, she began her emerging markets career at Emerging Markets Management as an analyst and portfolio manager of investments in Latin America, Europe, and the Philippines.  In 1991, she joined as a founding partner of the emerging markets business at Montgomery Asset Management where she served as portfolio manager of the Montgomery Emerging Markets Fund until 2003 when Wells Capital Management (“Wells”) acquired the business.  She continued as portfolio manager at Wells through 2006, when she left to form Victoria Emerging Markets, LLC and Victoria 1522 Investments, LP.

Ms. Jiménez served on the MIT Corporation, the Board of Trustees of her alma mater, the Massachusetts Institute of Technology, from 1996 through 2001 and was appointed to a two-year term during that time to serve as a member of the Investment Committee (1999-2000) overseeing the Institute’s assets, including the endowment fund.  Ms. Jiménez graduated from MIT in 1981 with a Master of Science in Management and from New York University in 1979 with a Bachelor of Science degree.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the percentage stated in the Fund’s expense table.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

DISTRIBUTION PLAN

Distribution (Rule 12b-1) Plan

The Trust has adopted a plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Advisor Class, the plan provides for the compensation of a distribution fee at the annual rate of up to 0.25% of average daily net assets.  Since these fees are paid out of the Fund’s assets, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The Institutional Class does not charge any 12b-1 fees.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments to broker-dealers or intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of shares of the Fund is based upon the net asset value per share (“NAV”).  The NAV for a class is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV).  The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.  The Fund's NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.  Other types of portfolio securities that the Fund may value at fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is not a public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Advisor Class
Direct Regular Accounts	$2,500	$250
Traditional and Roth IRA Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Institutional Class
All Accounts	$1,000,000	$25,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professionals and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the preceding table.  Exceptions may be made at the Trust’s discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your social security number or taxpayer identification number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment amount.  Once an account has been opened, you may make additional purchases at regular intervals through the AIP.  If elected on your account application, money can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each purchase must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP by notifying the Transfer Agent at 1-888-819-1522, five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Victoria 1522 Fund.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Victoria 1522 Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Victoria 1522 Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases and complete the Bank Information section on your account application.  If you have given authorization for telephone transactions, completed the Bank Information section and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-819-1522 and you will be allowed to move money in amounts of at least $250 (for Advisor Class) or $25,000 (for Institutional Class) from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Victoria 1522 Fund
A/C # 9871737470
For further credit to:
”Victoria 1522 Fund”
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-888-819-1522 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  Please keep in mind that your financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Victoria 1522 Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail Victoria 1522 Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Victoria 1522 Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:
•	You wish to redeem more than $50,000 worth of shares;

•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-888-819-1522 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers or overnight check delivery are subject to a $15 fee ($20 for Saturday delivery) paid by the investor and your bank may charge a fee to receive wired funds.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000, by instructing the Fund by phone at 1-888-819-1522. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must have a value of at least $5,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $1,000.  If you elect to receive redemption through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-819-1522.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 90 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the SWP, (vii) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (viii) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading
Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and

•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”
Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the periods shown has been audited by ______________ LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

FEDERAL INCOME TAX CONSEQUENCES

The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue code of 1986, as amended (the “Code”).  If the Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all of its net investment income and capital gains to shareholders.  Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received.  This applies whether dividends or distributions are received in cash or additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.  For taxable years beginning on or before December 31, 2010, distributions designated as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied.  Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  Long-term capital gain is currently taxable to non-corporate shareholders at a maximum federal income tax rate of 15%.  Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income, regardless of how long the shareholder has held Fund shares.  Dividends paid by a Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

By law, the Fund must withhold a percentage of your distributions and redemption proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the selling price of the shares you sell, you may have a gain or a loss on the transaction.  The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year.  If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Shareholders may be limited in their ability to utilize capital losses.  You are responsible for any tax liabilities generated by your transaction.

Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce the Fund’s distributions.  However, the United States has entered into tax treaties with several foreign countries that entitle certain investors to a lower taxation or to certain tax exemptions.  Accordingly, the Fund will attempt to operate in such a way as to qualify for such reduced tax rates or tax exemptions whenever practicable.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

Investment Advisor
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, California  94111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Victoria 1522 Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI and shareholder reports are available free of charge on the Fund’s website at www.victoria1522.com.  You can obtain a free copy of the SAI and shareholder reports, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888-819-1522 or by writing to:

Victoria 1522 Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

 (The Trust’s SEC Investment Company Act file number is 811- 21719)

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
January XX, 2011

VICTORIA 1522 FUND
a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus for the Victoria 1522 Fund (the “Fund”) dated January XX, 2011, as may be amended or supplemented from time to time.  The Fund is a series of the Investment Managers Series Trust (the “Trust”).  Victoria 1522 Investments, LP (the “Advisor”) is the investment advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or the telephone number below:

Victoria 1522 Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin  53202
1-888-819-1522

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
MANAGEMENT OF THE FUND	24
PORTFOLIO TRANSACTIONS AND BROKERAGE	35
PORTFOLIO TURNOVER	36
PROXY VOTING POLICY	37
ANTI-MONEY LAUNDERING PROGRAM	37
PORTFOLIO HOLDINGS INFORMATION	37
DETERMINATION OF NET ASSET VALUE	39
PURCHASE AND REDEMPTION OF FUND SHARES	40
FEDERAL INCOME TAX MATTERS	41
DIVIDENDS AND DISTRIBUTIONS	45
GENERAL INFORMATION	46
FINANCIAL STATEMENTS	48
APPENDIX A	49
APPENDIX B	53

THE TRUST

The Trust (formerly called Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust changed its name to Investment Managers Series Trust on December 3, 2007.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.

The Fund currently offers two classes of shares:  the Advisor Class and the Institutional Class.  Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust.  Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments.  Each class of shares also has exclusive voting rights with respect to its distribution fees.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.  The Fund may invest in the following:

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Foreign Securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends, and generally higher commission rates payable on foreign transactions.  Foreign companies may be subject to different accounting, auditing and financial reporting standards and accordingly, less information may be available about foreign companies than is generally available on issuers of comparable securities in the U.S.  Foreign securities may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. Dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may adversely affect the payment of principal and interest on the securities held by the Fund.

Emerging Market Securities  The Fund defines emerging markets to include those countries that are considered to be developing by the World Bank, the International Finance Corporation, or are included in any of Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Emerging market countries are typically located in Asia, Africa, Caribbean and Central America, South America, Eastern Europe, and the Middle East.  The Fund considers emerging market securities to be those issued by companies:  1) that have been organized under the laws of, have their principal offices in, or whose principal securities trading markets are located in emerging market countries; or 2) that derive at least 50% of revenues or net profits from, or have at least 50% of assets or production capacities in, an emerging market country.

The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.  Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common and preferred stocks, of companies in emerging market countries.  In addition to its main equity investments, the Fund may also invest up to 20% of its net assets in companies domiciled in the developed economies.  Up to 15% of the Fund’s net assets may be invested in illiquid securities.

The Fund will invest in “mainstream” emerging markets countries, which the Advisor defines as those countries that are included in the standard MSCI emerging markets index or other comparable indices.  The Fund may also invest in “frontier” emerging market countries, which the Advisor defines as those countries that are included in the MSCI Frontier Markets Index or comparable indices.

The Fund intends to invest in at least 3 countries and 20 companies.  The Advisor will select stocks based on investment merit, rather than market capitalization.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities.  The Fund may invest in American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs") of such issuers.  In addition, the Fund may also invest directly in bonds issued by companies and/or governments in emerging markets.

There are special risks involved in investing in emerging market countries.  Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Most emerging market countries are the main suppliers of agricultural, energy, and base & precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices.  Some countries may still have archaic economic or legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.  In addition, many of these nations are experiencing political and social uncertainties.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to securities of issuers located in those countries.  Amounts realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Currency Transactions  The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the value of the hedged currencies declines, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depository Receipts  Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.  Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.   European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  Investing in GDRs, CDRs, EDRs and ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on GDRs, CDRs, EDRs and ADRs in U.S. Dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  The Fund may be required to pay foreign withholding or other taxes on certain GDRs, CDRs, EDRs or ADRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See "Federal Income Tax Matters."  Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States.  While readily exchangeable with stock in local markets, unsponsored GDRs, CDRs, EDRs and ADRs may be less liquid than sponsored GDRs, CDRs, EDRs and ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored GDRs, CDRs, EDRs and ADRs.

Investment Company Securities

The Fund may invest in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds and exchange-traded funds ("ETFs"), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Generally, under the 1940 Act, and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•
Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to sell them.  Such disposition will impose additional costs on the Fund.

The Fund expects that its investments in underlying funds will primarily be in ETFs.  Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations.  Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation  There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.  The investment Advisor attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so.  Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk.  The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes.  There can be a lag between corporate developments and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See “Foreign Securities” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Government Obligations and Corporate Bonds

The Fund may invest in short-term U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

The Fund may also invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its current account balance, the level of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, and the nation’s debt burden (defined as total foreign and domestic debt divided by gross domestic product).  Generally, emerging market governments default on their sovereign debt, if foreign reserves are insufficient to meet the repayment of foreign debt interest and/or principal.  Sovereign debtors may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to release such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or achievement of economic targets and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

The Fund may also invest in corporate bonds issued by emerging market companies, traded either in the local markets or abroad.  The ability to repay interest and principal depends on the issuer’s profitability, cash flow generation, financial liquidity, foreign exchange position and/or access to foreign exchange.  Generally, the price of corporate bonds declines when interest rates rise and increases when interest rates fall.

The Fund may invest up to 20% of its net assets in emerging market debt instruments, including corporate and government bonds, in rated and unrated issues of any quality and any range of maturity.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Generally, an established secondary market for these obligations does not exist because they are direct lending arrangements between the lender and borrower.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in such unrated obligations only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest.  The Advisor, on behalf of the Fund, evaluates and monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.  Floating- and variable-rate instruments are subject to interest-rate and credit risks.

Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.  Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.  The Fund also will face interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Credit risk is the risk that the issuer or guarantor of a fixed income or other security will be unable or unwilling to make timely payments of interest or principal. This risk is magnified for lower-rated debt securities, such as high yield securities.  High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal. In addition, funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers.

The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments.

Participation Notes

The Fund may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not exactly replicate the performance of the foreign companies or foreign securities markets that are being replicated due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that are being replicated. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets being replicated. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

Equity Linked Notes

The Fund may purchase equity linked notes.  An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks.  Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity linked note may also provide periodic interest payments to holders at either a fixed or floating rate.  Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, since they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.  Equity linked notes are also subject to default risk and counterparty risk.

Unrated Investments

The Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund.  After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies of the Fund.

Derivative Securities

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References.  Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges.  These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.  Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value.  Common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, stripped securities, warrants and swap agreements.

An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in the Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only.  Other reasons why the Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

While derivative securities are useful for hedging and investment, they also carry additional risks.  A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in the Fund's portfolio does not follow the Advisor's expectations.  If the Advisor's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself.  In addition, some derivative securities represent relatively recent innovations in the bond markets.  The trading market for these instruments is less developed than the markets for traditional types of debt instruments.  It is uncertain how these derivative securities will perform under different economic interest-rate scenarios.  Since some of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss.  Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value.  The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments.  As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include, but are not limited to: the risk of disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk, i.e., exposure to adverse price changes.

The Advisor will closely monitor the Fund’s derivative positions and will seek to ensure that their use is consistent with the Fund's investment objective, policies, restrictions and quality standards, and does not expose the Fund to undue risk.  However, there can be no assurance that the Advisor’s efforts in this regard will be successful, and the Fund may experience losses on its derivative investments.

The Fund's use of derivatives is subject to broadly applicable investment policies.  For example, the Fund may not invest more than a specified percentage of its net assets in "illiquid securities," including those derivatives that do not have active secondary markets.  The Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge the Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities.  These investments may pose risks in addition to those associated with investing directly in securities or other investments.  Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings.  Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility.  These practices also entail transactional expenses.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives.  These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund.  The Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of the Advisor’s derivative strategies will depend to a large extent on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions.  Other risks arise from the Fund's potential inability to terminate or sell its derivative positions since a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them.  Over-the-counter instruments (investments not traded on an exchange) may be illiquid.  Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations.  Also, with some derivative strategies, there is the risk that the Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether.  The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination, subject to its policies and applicable regulatory requirements.  There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Swap Agreements

The Fund may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement serves only to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend to a large extent on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  Since swap agreements are two-party contracts and may have terms greater than seven days, swap agreements will be considered illiquid and the Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement.  The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Fund's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Fund at market value.  However, in the case of a credit default swap sold by the Fund, i.e., where the Fund is selling credit default protection, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Securities

Writing Call Options  The Fund may write covered call options.  A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by UMB Bank, n.a., the Fund’s custodian (the “Custodian”).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.  If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including exchange traded funds (“ETFs”), and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.  Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options  The Fund may sell index call options.  The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date.  The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks.  The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected.  In the case of an exchange-traded option, the Fund establishes an escrow account.  The Custodian (or a securities depository acting for the Custodian) acts as the Fund’s escrow agent.  The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities).  The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund.  The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC.   The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple).  The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index.  As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date.  Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise.  The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities.  If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges.  If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may not be available for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company.

Over-the-Counter Options  The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options.  Certain additional risks are specific to over-the-counter options.  The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not.  Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration.  Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities.  The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities.  If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Country Index Futures and Stock Index Futures

The Fund may invest in country index and stock index futures only as a substitute for a comparable market position in the underlying securities.  A country index and stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the “1940 Act”).

Illiquid Securities

Typically, the Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between the Fund's decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund.  However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

The Fund may lend portfolio securities in an amount not exceeding one-third of its net assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Fund.  Any loan may be secured by any one or more of the three types of collateral.  The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

The Fund may engage in short sales.  In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to deliver the security to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay the broker a negotiated portion of any dividends or interest which accrues during the period of the loan.  The Fund is also required to deposit additional cash or securities with the broker so that the total deposit with the broker satisfies the margin requirement.

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risks and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share (“NAV”) will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  There is no limit on the extent to which the Fund may take temporary defensive measures.  In taking such measures, the Fund may fail to achieve its investment objectives.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ notice.

In addition, the Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

5.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	30	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	30	None
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	30	None
Interested Trustees:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	30	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)-.	30	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives $8,500 from the Trust for each meeting (except that the Chairperson receives $10,000 for each meeting) and $1,000 from the Trust for each telephonic meeting attended, in the discretion of the Chairperson.  The Audit Committee chairman receives an additional $1,500 for each Audit Committee meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[1]
Independent Trustees
Charles H. Miller, Trustee	$2,000	None	None	$34,000
Ashley Toomey Rabun, Trustee and Chairperson	$2,000	None	None	$40,000
William H. Young, Trustee and Audit Committee Chair	$2,000	None	None	$40,000
[1]	For the fiscal year ended September 30, 2010.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

●
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

●	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

●
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

●
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

●	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

●
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC has not met with respect to the Fund.

●
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets as needed.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has not met with respect to the Fund.

●
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee has met with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	$10,001-$50,000	$10,001-$50,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  To the best knowledge of the Fund, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below:

Shareholder	Percentage of Total Outstanding Shares of Fund as of January 3, 2011
Victoria 1522 Fund – Advisor Class
XXX%
XXX%
XXX%
Victoria 1522 Fund – Institutional Class
XXX%

As of January 3, 2011, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s distributor, Grand Distribution Services, LLC (the “Distributor”) or any affiliate of the Advisor or Distributor.

The Advisor

Victoria 1522 Investments, LP, 244 California Street, Suite 610, San Francisco, CA  94111, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments.  The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”).  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses currently in effect and the applicable limitation in effect at the time of such fee waivers or expense reimbursement.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

The Fund paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended September 30, 2010	$ 147,294	$ 147,294	$ 0
For the fiscal year ended September 30, 2009	$ 80,885	$ 80,885	$ 0

Portfolio Manager

Josephine S. Jiménez, CFA, is the portfolio manager responsible for the day-to-day management of the Fund.  The following table shows the number of other accounts managed by Ms. Jiménez and the total assets in the accounts managed within various categories as of September 30, 2010.

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	2	$45 million	--	$0

Material Conflict of Interest  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation  Josephine Jiménez is compensated by Victoria 1522 Investments, LP.  She receives a fixed base salary and, as a limited partner of that firm, participates in the Advisor’s overall profitability, not the profitability of a single fund or strategy.

Securities Owned in the Fund by Portfolio Manager   As of September 30, 2010, the portfolio manager owns equity securities of the Fund as follows:

Dollar Range of Equity Securities in the Fund (A.None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. over $1,000,000)
Josephine Jiménez	D

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Fund paid the following co-administrator fees:

Co-Administration Fees
For the fiscal year ended September 30, 2010	$ 40,000
For the fiscal year ended September 30, 2009	$ 40,000

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

__________________ LLP is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Grand Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin  53233 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administrative services and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor, UMBFS and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and a member of FINRA.

The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.  The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for fees, not to exceed 0.25% of the Fund’s Advisor Class average daily net assets, payable to the Advisor as an expense of the Fund that are used by the Advisor to pay for distribution services.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Plan also provides for post-sales servicing to shareholders.  Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The Rule 12b-1 Plan is a compensation plan, which means that the Advisor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund for distribution services without the vote of a majority of the outstanding voting securities. The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities. The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities.

If the Rule 12b-1 Plan is terminated for the Fund in accordance with its terms, the obligation of the Fund to make payments to the Advisor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Advisor other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

The Advisor Class paid the following 12b-1 fees for the fiscal year ended September 30, 2010:

12b-1 Fees
Advertising & Marketing	$ 12,211
Broker-Dealers	26,689
Distributor	7,425
Travel & Entertainment	1,702
Total	$48,027

*Other expenses include: printing, telephone, postage, supplies and equipment.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

The Fund paid the following brokerage commissions:

Broker Commissions
For the fiscal year ended September 30, 2010	$ 49,465
For the fiscal year ended September 30, 2009	$ 70,173

For the years ended September 30, 2010 and 2009, the Fund did not have any soft dollar arrangements with any brokers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rate for the fiscal years ended September 30, 2010 and 2009 were 125% and 168%, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for the Advisor’s Proxy Voting Policy.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s CCO will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-819-1522 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund.  The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent accountants, _________________ LLP (collectively, the “Service Providers”).  Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted in the Fund’s public website or periodic regulatory filings on the SEC's website (www.sec.gov).

Non-Public Portfolio Holdings Information Policy  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions  The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities  Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the President of the Trust.  The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of a class is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to the class minus all liabilities (including accrued expenses) attributable to the class by the total number of shares in the class outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

FEDERAL INCOME TAX MATTERS

The Fund is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements under the Code, including, among other things, the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.  For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund designates the amount distributed as qualified dividend income and certain holding period and other requirements are satisfied.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 15% without regard to how long a shareholder has held shares of the Fund.  Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after December 31, 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%.  Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income.

Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund designates the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The designated amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income for the dividends received deduction.  However, the portion of the Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

The Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.

However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash, to satisfy these distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  With respect to the Fund, so long as it (i) qualifies for treatment as a regulated investment company; (ii) is liable for foreign income taxes; and (iii) more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to “pass through” to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either deduct his/her proportionate share of foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.  The Fund does not expect to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”).  PFICs may be the only or primary means by which the Fund may invest in some countries.  If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.  In addition to bearing their proportionate share of the Fund’s expenses, shareholders will also indirectly bear similar expenses of PFICs in which the Fund has invested.  Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  If the Fund invests in PFICs and elects to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which include most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS has notified the Fund that such withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty).

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes.  If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of multiple series of shares of beneficial interest, par value of $0.01 per share.  The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust currently offers two classes of shares:  Advisor Class and Institutional Class.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  The Distributor’s Codes of Ethics permit, subject to certain conditions, personnel of the Distributor to invest in securities that may be purchased or held by the Fund.  The Advisor’s Codes of Ethics prohibits its personnel from investing in emerging market companies.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Report to shareholders for the fiscal year ending September 30, 2010 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-888-819-1522 or writing the Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation.  This assessment of creditworthiness may take into consideration obligors, such as guarantors, insurers or lessees.  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA    This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA    Debt rated AA also qualifies as high quality debt obligation.  Capacity to pay interest and repay principal is very strong and in the majority of instances, differ from AAA rated issues only by a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas debt rated in this category normally exhibits protection parameters, adverse economic conditions or changing circumstances are likely to lead to a weakened capacity to pay interest and repay principal vis-à-vis debt in higher rated categories.

BB, B, CCC, CC, C    Debt rated BB, B, CCC, CC and C are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB    Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B    Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC    Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC    The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C    The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1    The rating C1 is reserved for income bonds on which interest is not being paid.

D    Debt rated D is in payment default. It is used when interest payments or principal payments have not been made on due dates even if the applicable grace period has not expired.  Unless Standard & Poor’s believes that such payments will be made during the grace period, this rating is used upon a filing of a bankruptcy petition, if debt service payments are jeopardized.

Plus (+) or Minus (-)    To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR    indicates that a public rating has not been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate the particular type of obligation as a matter of policy.  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment.  In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc.:  A brief description of the applicable Moody’s rating symbols and their meanings follow:

Aaa    Bonds which are rated Aaa are judged to be of the best quality.  These issues carry the smallest degree of investment risk and are generally referred to as “gilt edge”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes are unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, these issues comprise what are generally known as high-grade bonds.  These bonds are rated lower than the best quality bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks somewhat higher than in Aaa securities.

A    Bonds which are rated A possess several favorable investment attributes and are generally considered to be upper medium grade obligations.  Factors affecting the security of principal and interest payments are considered adequate, but elements may be present which suggest susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate at present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Some bonds in this category lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the abovementioned categories which possess the strongest investment attributes are designated by the symbol “1” immediately following the rating.

Ba    Bonds which are rated Ba are judged to have speculative elements.  Often, the protection of interest and principal payments may be moderate and therefore, not well safeguarded during good or bad economic times.  Uncertainty of position characterizes bonds in this class.

B    Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the indenture over any long period of time may be limited.

Caa    Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be elements of danger with respect to the security of principal or the assurance of interest payments.

Ca    Bonds which are rated Ca represent obligations which are highly speculative.  Such issues are often in default or have other marked shortcomings.

C    Bonds which are rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.:  AAA highest credit quality, with negligible risk factors; AA high credit quality, with strong protection factors and modest risk (which may vary slightly from time to time because of economic conditions); A average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress.  The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.:  AAA highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA very high credit quality, with very strong ability to pay interest and repay principal; A high credit quality, considered to have strong principal and interest protection, but may be vulnerable to adverse changes in economic conditions and circumstances.  The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment.

-	Amortization Schedule (the longer the final maturity relative to other maturities, the more likely it will be treated as a note).

-	Source of Payment (the more dependent the issue is on the market for refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

-	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safe characteristics will be assigned a plus (+) designation.

-	SP-2 Satisfactory capacity to pay principal and interest.

-	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings:  Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG).  This distinction is in the recognition of the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower are of utmost importance in short-term borrowing; various factors considered most important in bond risk analysis are regarded as being less important in the short run.

Rating symbols and their meanings follow:

-	MIG 1
This designation denotes best quality.  There is a strong protection through the issuer’s cash flow generation, superior financial liquidity, or through its demonstrated broad-based access to the market for refinancing.

-	MIG 2	This designation denotes high quality. Margins of protection are ample, although not as significant as in the preceding category.

-	MIG 3
This designation denotes favorable quality.  All security elements are accounted for but issuers rated in this category lack the undeniable strength of those ranked in the preceding grades.  Liquidity and cash flow protection may be limited and market access for refinancing is likely to be less well-established.

-	MIG 4
This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present; however, although not distinctly or predominantly speculative, notes rated in this category signal that there may be specific risk.

APPENDIX B

Victoria 1522 Investments, LP
Proxy Voting Policy and Guidelines

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request.  Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

            VICTORIA 1522 votes proxies for the majority of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedures, VICTORIA 1522 considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

●	VICTORIA 1522 does not maintain a written proxy voting policy as required by Rule 206(4)-6.
●	Proxies are not voted in Clients’ best interests.
●	Proxies are not identified and voted in a timely manner.
●	Conflicts between VICTORIA 1522’s interests and the client are not identified; therefore, proxies are not voted appropriately.
●	The third-party proxy voting services utilized by VICTORIA 1522 is not independent.
●	Proxy voting records and client requests to review proxy votes are not maintained.

VICTORIA 1522 has established the following guidelines as an attempt to mitigate these risks.

            Policy

            It is the policy of VICTORIA 1522 to vote proxies in the interest of maximizing value for VICTORIA 1522’s Clients.  Proxies are an asset of a client, which should be treated by VICTORIA 1522 with the same care, diligence, and loyalty as any asset belonging to a client.  To that end, VICTORIA 1522 will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Voting Proxies

These proxy voting procedures are designed to enable VICTORIA 1522 to resolve material conflicts of interest with Clients before voting their proxies.

1.
VICTORIA 1522 shall maintain a list of all Clients for which it votes proxies.  The list will be maintained either in hard copy or electronically and updated by the CCO and/or CIO who will obtain proxy voting information from client agreements.

As part of the account opening procedure, Client Services Director will inform the CCO and/or CIO that VICTORIA 1522 will vote proxies for the new client.

2.
VICTORIA 1522 shall work with the client to ensure that VICTORIA 1522 is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that VICTORIA 1522 should receive this documentation.   The designation may also be made by informing contacts and/or client service representatives by telephone at broker-dealers/custodians.

3.	The CCO and/or CIO shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

4.	The CCO and/or CIO will review the list of Clients and compare the record date of the proxies with a Security holdings list for the Security or company soliciting the proxy vote.

For any Client who has provided specific voting instructions, the CCO and/or CIO CEO shall vote that Client’s proxy in accordance with the Client’s written instructions.

Proxies of Clients who have selected a third party to vote proxies, and whose proxies were received by VICTORIA 1522, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to VICTORIA 1522.

5.
The CCO and/or CIO will reasonably try to assess any material conflicts between VICTORIA 1522’s interests and those of its Clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.
Provided that no material conflicts of interest are identified, the VICTORIA 1522 Analyst responsible for the Security will vote the proxy in the interest of maximizing shareholder value.  VICTORIA 1522 may also elect to abstain from voting if it deems such abstinence in its Clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.
VICTORIA 1522 is not required to vote every proxy and such should not necessarily be construed as a violation of VICTORIA 1522’s fiduciary obligations.  VICTORIA 1522 shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when VICTORIA 1522’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign Security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.
The CCO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which VICTORIA 1522 believes it may be in its Clients’ best interests for VICTORIA 1522 not to vote a particular proxy.  The CCO shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by VICTORIA 1522.

9.	If the CCO is made aware of a conflict of interest, the following process will be followed:

a.
The CCO will, as soon as reasonable practicable, convene the Proxy Voting Committee (the “Committee”).  Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee.  The CCO will serve as chairperson.

b.
The CCO will identify for the Committee the issuer and proposal to be considered.  The CCO will also identify the conflict of interest that has been detected.  The CCO will also identify the vote that he/she believes is in the interest of shareholder value and the reasons why.

c.
The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

●	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.
●	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.
●	Whether the proposal itself is well framed and reasonable.
●	Whether implementation of the proposal would achieve the objectives sought in the proposal.
●	Whether the issues presented would best be handled through government or issuer-specific action.

d.
Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his/her decision on whether VICTORIA 1522 will vote for or against the proposal.  Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that VICTORIA 1522 refrain from voting on the proposal, although “abstain” votes are permitted.  A record of each member’s vote and the rationale for his/her decision must be recorded.

f.	The voting process will result in one of the following two outcomes:

●
If all members of the Committee have voted in the same direction on the proposal, all of VICTORIA 1522’s proxies for that proposal will be voted in such direction.  The unanimous vote will be documented and all minutes will be maintained in the permanent file.

●
If a unanimous decision cannot be reached by the Committee, VICTORIA 1522 will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which VICTORIA 1522 should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on VICTORIA 1522.

10.
The CCO and/or CIO shall collect and submit the proxy votes in a timely manner.  VICTORIA 1522 shall endeavor to reconcile all proxy totals noted by custodians with the proxy totals noted in its internal records.

11.
The CCO will report any attempts by VICTORIA 1522’s personnel to influence the voting of proxies in a manner that is inconsistent with VICTORIA 1522’s Policy.  Such report shall be made to VICTORIA 1522’s President, or if the President is the person attempting to influence the voting, then to VICTORIA 1522’s outside counsel.

12.	All proxy votes will be recorded and the following information will be maintained:

●	The name of the issuer of the portfolio Security;
●	The exchange ticker symbol of the portfolio Security;
●	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio Security;
●	The shareholder meeting date;
●	The number of shares VICTORIA 1522 is voting on firm-wide;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a Security holder;
●	Whether or not VICTORIA 1522 cast its vote on the matter;
●	How VICTORIA 1522 cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
●	Whether VICTORIA 1522 cast its vote with or against management; and
●	Whether any client requested an alternative vote of its proxy.

In the event that VICTORIA 1522 votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires VICTORIA 1522 to vote a certain way on an issue, while VICTORIA 1522 deems it beneficial to vote in the opposite direction for its other Clients) in the permanent file.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

●
Conflict:  VICTORIA 1522 retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in VICTORIA 1522’s client portfolios.  For example, VICTORIA 1522 may be retained to manage Company A’s pension fund.  Company A is a public company and VICTORIA 1522 client accounts hold shares of Company A.  This type of relationship may influence VICTORIA 1522 to vote with management on proxies to gain favor with management.  Such favor may influence Company A’s decision to continue its advisory relationship with VICTORIA 1522.

●
Conflict: VICTORIA 1522 retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in VICTORIA 1522’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

●
Conflict:  VICTORIA 1522’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an Employee may be a high-level executive of an issuer that is held in VICTORIA 1522’s client portfolios.  The spouse could attempt to influence VICTORIA 1522 to vote in favor of management.

●
Conflict:  VICTORIA 1522 or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in VICTORIA 1522’s client portfolios.  For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The Employee(s) could oppose voting the proxies according to the policy and successfully influence VICTORIA 1522 to vote proxies in contradiction to the policy.

●
Conflict:  VICTORIA 1522 or its affiliate has a financial interest in the outcome of a vote, such as when VICTORIA 1522 receives distribution fees (i.e., Rule 12b-1 fees) from mutual Funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under Procedure 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

VICTORIA 1522 realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair VICTORIA 1522’s ability to vote proxies in an objective manner.

In addition, any attempts by others within VICTORIA 1522 to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO.  Further, any attempts by persons or entitles outside VICTORIA 1522 to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

Procedures for VICTORIA 1522’s Receipt of Class Actions

VICTORIA 1522 recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.  When a recovery is achieved in a class action, Investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action.  Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator.  After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by VICTORIA 1522 on behalf of its Funds, VICTORIA 1522 will ensure that the Funds either participate in, or opt out of, any class action settlements received.  VICTORIA 1522 will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager/Analyst covering the company will determine the action to be taken when receiving class action notices.  In the event VICTORIA 1522 opts out of a class action settlement, VICTORIA 1522 will maintain documentation of any cost/benefit analysis to support its decision.

If “Class Action” documents are received by VICTORIA 1522 for a private client, i.e. separate managed account, VICTORIA 1522 will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that VICTORIA 1522 is not qualified to make for the client.  Therefore VICTORIA 1522 will not file “Class Actions” on behalf of any client.

ALTERNATIVE POLICY:
Adviser will usually abstain from electing to participate in a class action consent solicitation for matters which, in either case, appear to have no material bearing upon the current or likely future trading levels of a portfolio security, regardless of the probable outcome of the consent solicitation. Adviser reserves the right to abstain from voting proxies or acting on consents in appropriate circumstances, such as situations where a security is no longer held by a portfolio, or where client expense or the time and attention required to be devoted by the firm’s investment personnel to the consent matter(s) at issue appear to outweigh any apparent prospective economic value add to advised accounts.

In the case of non-routine actions on consents, Adviser policy is to participate whereby failure to participate in an action could have a material adverse effect on a security position held in advised accounts.  For purposes of this policy only, “best interest” of the firm’s “clients” means the best economic interest of investors in each of the firm’s advised funds, considered as separate groups rather than individually.

However, there may be instances whereby it may be in the best interest of the clients for the Adviser to pursue and individual class action rather than join in a class action suit, or may act as one of the co-lead plaintiffs in initiating a suit.  These circumstances may be warranted dependent upon facts and merits of the suit with consideration given to investment interest made in an issuer on behalf of all clients invested in such issuer.  Expenses incurred due to retention of attorneys or independent parties to enact and trial the suit outside of a class action suit initiated or co-lead by the Adviser on behalf the clients will be borne pro-rata by the investing clients based upon their investment at the time of initiating the suit.

Adviser is mindful that it has a duty to avoid and detect conflicts of interest that may arise in the consent process.  Where actual, potential or apparent conflicts are identified regarding any material consent matter, Adviser will manage the conflict by either seeking instruction, where feasible (given the client fund’s governance structure) and practicable (e.g., as to time), from the client fund’s governing body, or submitting the matter to an independent fiduciary for action.  In the latter case, any expenses incurred due to retention of an independent fiduciary will be borne by Adviser rather than the by clients.

Recordkeeping

VICTORIA 1522 will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

●	Any request, whether written (including e-mail) or oral, received by any Employee of VICTORIA 1522, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

●	The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

●
In order to facilitate the management of the proxy voting record keeping process, and to facilitate the dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of VICTORIA 1522 for the period requested.  Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser VICTORIA 1522.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

●
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

●	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy voting policy and procedures:

●	Proxy voting policy and procedures

Proxy statements received regarding client securities:

●	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: VICTORIA 1522 is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

●	A record of how VICTORIA 1522 voted Client proxies.

[1]               For clients who have provided VICTORIA 1522 with specific direction on proxy voting, the CCO will review the proxy voting record and permanent file in order to identify those proposals voted differently than how VICTORIA 1522 voted clients not providing direction.

●	Documents prepared or created by VICTORIA 1522 that were material to making a decision on how to vote, or that memorialized the basis for the decision.

●
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

VICTORIA 1522 will ensure that Part II of Form ADV and/or the Funds’ PPM is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how VICTORIA 1522 voted proxies.

            Proxy Solicitation

            As a matter of practice, it is VICTORIA 1522’s policy to not reveal or disclose to any client how VICTORIA 1522 may have voted (or intends to vote) on a particular proxy until after it votes the proxy.  VICTORIA 1522 will not generally disclose such information to unrelated third parties.

            The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients.  At no time may any Employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.

PART C: OTHER INFORMATION

Victoria 1522 Fund

ITEM 28.                      EXHIBITS

(a)          (1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Amendment to Certificate of Trust (1)
(4) Amendment to Certificate of Trust (2)
(5) Amendment to Certificate of Trust (9)
(6) Amendment to Agreement and Declaration of Trust (2)
(7) Amendment to Agreement and Declaration of Trust (4)
(8) Amendment to Agreement and Declaration of Trust (8)
(9) Certificate of Designation of the Victoria 1522 Fund (6)
(b)  Amended By-Laws of Registrant (8)
(c)  Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (7)
(e)  Distribution Agreement (3)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h)  Other Material Contracts
(1)  Transfer Agency Agreement (8)
(2)  Fund Accounting Agreement (8)
(3)  Co-Administration Agreement (8)
(4)  Operating Expense Agreement (7)
(a)  Amendment to Operating Expense Agreement (*)
(i)  Legal Opinion (7)
(j)  Consent of Independent Registered Public Accounting Firm (*)
(k)  Not applicable
(l)  Initial Subscription Agreement
(1)  Victoria 1522 Fund (7)
(m) Rule 12b-1 Plan, adopted on September 18, 2008 (7)
(1)  Rule 12b-1 Plan, adopted on December 4, 2008 (9)
(n) Rule 18f-3 Plan (7)
(o)  Powers of Attorney (3)
(p)  Code of Ethics
(1) Code of Ethics of the Trust (10)
(2) Codes of Ethics of the Advisor (7)
(3) Code of Ethics of Distributor (5)
__________________________________________________________________
(*)    To be filed.

 (1) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 44 filed with the Commission on July 18, 2008.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 49 filed with the Commission on October 1, 2008.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(9) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(10) Previously filed in Registrant’s Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.

ITEM 29.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30                      INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Pursuant to the Distribution Agreement between the Trust and Grand Distribution Services, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.                      PRINCIPAL UNDERWRITER

(a)	Grand Distribution Services, LLC currently serves as distributor of the shares of the Stewart Capital Mutual Funds.

(b)	To the best of Registrant’s knowledge, the officers of Grand Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Robert J. Tuszynski 803 W. Michigan Street Milwaukee, WI 53233	President	None

Christine L. Mortensen 803 W. Michigan Street Milwaukee, WI 53233	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Milwaukee, WI 53233	Secretary	None

Karen L. Fay Luedtke 803 W. Michigan Street Milwaukee, WI 53233	Chief Compliance Officer	None

(c)   Not applicable.

ITEM 33.                       LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, CA 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, MO, 64106

Registrant’s Investment Adviser	Victoria 1522 Investments, LP 244 California Street, Suite 610 San Francisco, CA 94111
Registrant’s Distributor	Grand Distribution Services, LLC 803 W. Michigan Street Milwaukee, WI 53233

ITEM 34.                       MANAGEMENT SERVICES

Not applicable

ITEM 35.                      UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 30th day of November, 2010.

INVESTMENT MANAGERS SERIES TRUST

By:           /s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 30th day of November, 2010, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†	Trustee and Vice President
Eric M. Banhazl /s/ Rita Dam
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By           /s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.